EXHIBIT 99.1
FOR:	EMCOR GROUP, INC.
News Release
CONTACT:	Lucas Sullivan Director Financial Planning & Analysis (203) 849-7938

FTI Consulting, Inc. Investors: Blake Mueller (718) 578-3706

EMCOR GROUP, INC. REPORTS FIRST QUARTER 2026 RESULTS

Record Quarterly Revenues of $4.63 billion, 19.7% Increase Year-over-Year
First Quarter Diluted EPS of $6.84, 30.0% Increase Year-over-Year
Record Remaining Performance Obligations of $15.62 billion, 32.9% Increase Year-over-Year
Increases 2026 Revenue Guidance Range to $18.50 billion - $19.25 billion from $17.75 billion - $18.50 billion
Increases 2026 Diluted EPS Guidance Range to $28.25 - $29.75 from $27.25 - $29.25

NORWALK, CONNECTICUT, April 29, 2026 - EMCOR Group, Inc. (NYSE: EME) today reported results for the first quarter ended March 31, 2026.

First Quarter 2026 Results of Operations

For the first quarter of 2026, revenues totaled a quarterly record of $4.63 billion, an increase of 19.7%, compared to $3.87 billion for the first quarter of 2025. On an organic basis, when adjusting for incremental acquisition contribution and the impact of the sale of the Company's United Kingdom operations, first quarter revenues increased by 16.8%.

Net income for the first quarter of 2026 was $305.5 million, or $6.84 per diluted share, compared to net income of $240.7 million, or $5.26 per diluted share, for the first quarter of 2025. Net income for the first quarter of 2025 included $9.4 million, or $6.9 million after taxes, of transaction related costs associated with the acquisition of Miller Electric Company. Excluding these transaction costs, non-GAAP net income for the first quarter of 2025 was $247.6 million, or $5.41 per diluted share.

Operating income for the first quarter of 2026 was $403.8 million, or 8.7% of revenues, compared to operating income of $318.8 million, or 8.2% of revenues, for the first quarter of 2025. Excluding the previously referenced transaction costs, non-GAAP operating income for the first quarter of 2025 was $328.1 million, or 8.5% of revenues. Operating income included depreciation and amortization expense (inclusive of amortization of identifiable intangible assets) of $52.6 million and $41.9 million for the first quarter of 2026 and 2025, respectively.

Refer to the attached tables for a reconciliation of non-GAAP revenue growth, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, and non-GAAP diluted earnings per share to the comparable GAAP measures.
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EMCOR Reports First Quarter 2026 Results	Page 2

Selling, general and administrative expenses for the first quarter of 2026 totaled $460.1 million, or 9.9% of revenues, compared to $404.0 million, or 10.4% of revenues, for the first quarter of 2025.

The Company's income tax rate for the first quarter of 2026 was 25.5%, compared to 25.8% for the first quarter of 2025.

Remaining performance obligations (“RPOs”) as of March 31, 2026 were a record $15.62 billion, compared to $13.25 billion as of December 31, 2025 and $11.75 billion as of March 31, 2025. When compared to December 31, 2025, the Company experienced increased RPOs across the majority of the sectors in which it operates, with the most significant growth coming from Network and Communications, Water and Wastewater, Institutional, and Healthcare.

Tony Guzzi, Chairman, President, and Chief Executive Officer of EMCOR, commented, “We started the year well, with record quarterly revenues and strong operating performance as we experienced sustained momentum across several key market sectors and geographies. These results reflect our strategic positioning and operational excellence across our construction and services platforms while demonstrating our customers' confidence in EMCOR as a partner of choice for complex and mission-critical projects. Our Remaining Performance Obligations are again at record levels and we are pleased with the quality and diversity of our bookings during the quarter. The fundamentals of our business remain strong and we are well-positioned for the remainder of 2026."

Full-Year 2026 Guidance

Based on anticipated project mix and visibility into the remainder of the year, EMCOR now expects the following for full year 2026:

	Current Guidance (4/29/26)	Previous Guidance (2/26/26)
Revenues	$18.50 billion – $19.25 billion	$17.75 billion – $18.50 billion
Operating Margin	9.0% – 9.4%	9.0% – 9.4%
Diluted EPS	$28.25 – $29.75	$27.25 – $29.25

First Quarter 2026 Earnings Conference Call Information

EMCOR Group's first quarter conference call will be broadcast live via the internet today, Wednesday, April 29, at 10:30 AM Eastern Daylight Time and can be accessed through the Company's website at www.emcorgroup.com.

About EMCOR

A Fortune 500 company and a member of the S&P 500, EMCOR Group, Inc. is a leader in mechanical and electrical construction services, industrial and energy infrastructure, and building services. This press release and other press releases may be viewed at the Company’s website at www.emcorgroup.com. EMCOR routinely posts information that may be important to investors on the landing page of the Company's website and in the “Investor Relations” section of the website at www.emcorgroup.com/investor-relations. Investors and potential investors are encouraged to consult the EMCOR website regularly for important information about EMCOR.
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EMCOR Reports First Quarter 2026 Results	Page 3

Forward Looking Statements:

This release and related presentation contain forward-looking statements. Such statements speak only as of April 29, 2026, and EMCOR assumes no obligation to update any such forward-looking statements, unless required by law. These forward-looking statements include statements regarding anticipated future operating and financial performance; financial guidance and projections underlying that guidance; the nature and impact of our remaining performance obligations; the timing of future projects; our ability to support organic growth and balanced capital allocation, including the anticipated impact of our strategic investments; the financial and operational impact of acquisitions and/or dispositions, our competitiveness, market opportunities, and growth prospects; customer trends; and project mix. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated (whether expressly or implied) by the forward-looking statements. Accordingly, these statements do not guarantee future performance or events. Applicable risks and uncertainties include, but are not limited to, adverse effects of general economic conditions; domestic and international political developments and/or conflicts; changes in the specific markets for EMCOR’s services; weakness of the sectors from which we generate revenues; adverse business conditions; scarcity of skilled labor; productivity challenges; the nature and extent of supply chain disruptions impacting availability and pricing of materials; inflationary trends, including fluctuations in energy costs; the impact of legislation and/or government regulations; changes in foreign trade policy including the effect of tariffs; changes in interest rates; the lack of availability of adequate levels of surety bonding; increased competition; the impact of legal proceedings, claims, lawsuits, or governmental investigations; and unfavorable developments in the mix of our business. Certain of the risk factors associated with EMCOR’s business are also discussed in Part I, Item 1A “Risk Factors,” of the Company’s 2025 Form 10-K, and in other reports filed from time to time with the Securities and Exchange Commission and available at www.sec.gov and www.emcorgroup.com. Such risk factors should be taken into account in evaluating our business, including any forward-looking statements.

Non-GAAP Measures:

This release and related presentation also include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this release. The Company uses these non-GAAP measures as key performance indicators for the purpose of evaluating performance internally. We also believe that these non-GAAP measures provide investors with useful information with respect to our ongoing operations. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by GAAP, have no standardized meaning prescribed by GAAP, and may not be comparable to the calculation of similar measures of other companies.

EMCOR GROUP, INC.
FINANCIAL HIGHLIGHTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share information)
(Unaudited)

	For the quarters ended March 31,
	2026	2025
Revenues	$4,628,233	$3,867,372
Cost of sales	3,764,283	3,144,654
Gross profit	863,950	722,718
Selling, general and administrative expenses	460,105	403,962
Operating income	403,845	318,756
Net periodic pension income	—	54
Interest income, net	6,227	5,387
Income before income taxes	410,072	324,197
Income tax provision	104,588	83,520
Net income	$305,484	$240,677

Basic earnings per common share	$6.85	$5.27

Diluted earnings per common share	$6.84	$5.26

Weighted average shares of common stock outstanding:
Basic	44,564,932	45,634,877
Diluted	44,687,157	45,784,235

Dividends declared per common share	$0.40	$0.25

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	(Unaudited) March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$916,420	$1,111,968
Accounts receivable, net	4,549,956	4,241,177
Contract assets	377,332	337,717
Inventories	130,208	126,252
Prepaid expenses and other	100,577	120,231
Total current assets	6,074,493	5,937,345
Property, plant, and equipment, net	264,696	253,277
Operating lease right-of-use assets	478,646	439,029
Goodwill	1,433,937	1,412,414
Identifiable intangible assets, net	1,089,866	1,108,828
Other assets	166,469	140,506
Total assets	$9,508,107	$9,291,399
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,149,028	$1,227,428
Contract liabilities	2,417,021	2,327,360
Accrued payroll and benefits	710,038	870,154
Other accrued expenses and liabilities	443,116	340,785
Operating lease liabilities, current	102,296	99,213
Total current liabilities	4,821,499	4,864,940
Operating lease liabilities, long-term	408,122	368,996
Other long-term obligations	410,910	382,482
Total liabilities	5,640,531	5,616,418
Equity:
Total EMCOR Group, Inc. stockholders’ equity	3,866,539	3,673,944
Noncontrolling interests	1,037	1,037
Total equity	3,867,576	3,674,981
Total liabilities and equity	$9,508,107	$9,291,399

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended March 31, 2026 and 2025
(In thousands) (Unaudited)

	2026	2025
Cash flows - operating activities:
Net income	$305,484	$240,677
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,362	15,582
Amortization of identifiable intangible assets	34,212	26,363
Provision for credit losses	395	4,718
Deferred income taxes	(6,954)	2,777
Excess tax benefits from share-based compensation	(6,042)	(3,496)
Non-cash share-based compensation expense	10,590	9,270
Other reconciling items	(650)	(798)
Changes in operating assets and liabilities, excluding the effect of businesses acquired	(354,839)	(186,622)
Net cash provided by operating activities	558	108,471
Cash flows - investing activities:
Payments for acquisitions of businesses, net of cash acquired	(43,674)	(850,644)
Proceeds from sale or disposal of property, plant, and equipment	636	1,334
Purchases of property, plant, and equipment	(28,712)	(26,131)
Net cash used in investing activities	(71,750)	(875,441)
Cash flows - financing activities:
Proceeds from revolving credit facility	—	250,000
Repayments of finance lease liabilities	(646)	(775)
Dividends paid to stockholders	(17,810)	(11,451)
Repurchases of common stock	(87,107)	(224,832)
Taxes paid related to net share settlements of equity awards	(17,984)	(13,351)
Payments for contingent consideration arrangements	(809)	(420)
Net cash used in financing activities	(124,356)	(829)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	—	4,869
Decrease in cash, cash equivalents, and restricted cash	(195,548)	(762,930)
Cash, cash equivalents, and restricted cash at beginning of year (1)	1,111,968	1,340,395
Cash, cash equivalents, and restricted cash at end of period (2)	$916,420	$577,465
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(1)Includes $0.8 million of restricted cash classified as “Prepaid expenses and other” in the Consolidated Balance Sheet as of December 31, 2024.
(2)Includes $0.8 million of restricted cash classified as “Prepaid expenses and other” in the Consolidated Balance Sheet as of March 31, 2025.

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands, except for percentages) (Unaudited)

	For the quarters ended March 31,
	2026	% of Total	2025	% of Total
Revenues from unrelated entities:
United States electrical construction and facilities services	$1,447,414	31%	$1,087,844	28%
United States mechanical construction and facilities services	2,026,341	44%	1,572,602	41%
United States building services	772,649	17%	742,623	19%
United States industrial services	381,829	8%	359,002	9%
Total United States operations	4,628,233	100%	3,762,071	97%
United Kingdom building services	—	—%	105,301	3%
Consolidated revenues	$4,628,233	100%	$3,867,372	100%

	For the quarters ended March 31,
	2026	% of Segment Revenues	2025	% of Segment Revenues
Operating income (loss):
United States electrical construction and facilities services	$174,481	12.1%	$136,057	12.5%
United States mechanical construction and facilities services	221,643	10.9%	186,747	11.9%
United States building services	40,449	5.2%	36,423	4.9%
United States industrial services	12,780	3.3%	6,760	1.9%
Total United States operations	449,353	9.7%	365,987	9.7%
United Kingdom building services	—	—	4,987	4.7%
Corporate administration	(45,508)	—	(52,218)	—
Consolidated operating income	403,845	8.7%	318,756	8.2%
Other items:
Net periodic pension income	—		54
Interest income, net	6,227		5,387
Income before income taxes	$410,072		$324,197

EMCOR GROUP, INC.
RECONCILIATION OF ORGANIC REVENUE GROWTH
(In thousands, except for percentages) (Unaudited)

The following table provides a reconciliation between organic revenue growth, a non-GAAP measure, and total revenue growth for the quarter ended March 31, 2026.

	For the quarter ended March 31, 2026
	$	%
GAAP revenue growth	$760,861	19.7%
Incremental revenues from acquisitions	(234,120)	(6.1)%
Impact of lost revenues resulting from sale of United Kingdom operations	105,301	3.2%
Organic revenue growth, a non-GAAP measure	$632,042	16.8%

EMCOR GROUP, INC.
RECONCILIATION OF OTHER NON-GAAP MEASURES
(In thousands, except for percentages and per share data) (Unaudited)
In our press release, we provide non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, and non-GAAP diluted earnings per common share for the quarter ended March 31, 2025. The following tables provide a reconciliation between these amounts determined on a non-GAAP basis and the most directly comparable GAAP measures.

	For the quarter ended March 31,
	2026	2025
GAAP operating income	$403,845	$318,756
Transaction expenses related to the acquisition of Miller Electric	—	9,353
Non-GAAP operating income	$403,845	$328,109

	For the quarter ended March 31,
	2026	2025
GAAP operating margin	8.7%	8.2%
Transaction expenses related to the acquisition of Miller Electric	—%	0.2%
Non-GAAP operating margin (1)	8.7%	8.5%

	For the quarter ended March 31,
	2026	2025
GAAP net income	$305,484	$240,677
Transaction expenses related to the acquisition of Miller Electric	—	9,353
Tax effect of transaction expenses related to the acquisition of Miller Electric	—	(2,410)
Non-GAAP net income	$305,484	$247,620

	For the quarter ended March 31,
	2026	2025
GAAP diluted earnings per common share	$6.84	$5.26
Transaction expenses related to the acquisition of Miller Electric	—	0.20
Tax effect of transaction expenses related to the acquisition of Miller Electric	—	(0.05)
Non-GAAP diluted earnings per common share	$6.84	$5.41
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(1) Amounts presented in this table do not foot due to rounding.

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